                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2004

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

     Delaware                  333-112231                     13-3416059
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  (State or other             (Commission                   (IRS Employer
  jurisdiction of             File Number)               Identification No.)
  incorporation)

      4 World Financial Center, 10th Floor
                  New York, NY                                           10080
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    (Address of principal executive offices)                            Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2. Acquisition or Disposition of Assets: General.

         On July 28, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2004-HB1 Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 18, 2004, as supplemented by the prospectus supplement dated July 26, 2004 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A Certificates and the Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7. Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.            Description
-----------------      -----------
4.1                    Pooling and Servicing Agreement among Merrill Lynch
                       Mortgage Investors, Inc., as depositor, Cendant
                       Mortgage Corporation, as servicer, and Wells Fargo
                       Bank, N.A., as trustee, dated as of July 1, 2004,
                       for Merrill Lynch Mortgage Investors Trust Series
                       MLCC 2004-HB1 Mortgage Pass-Through Certificates.

99.1 Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2004, between Merrill Lynch Credit
                       Corporation, as Seller and Merrill Lynch Mortgage
                       Investors, Inc., as Purchaser.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH MORTGAGE INVESTORS,
                                              INC.

Date: August 12, 2004

                                              By: /s/ Matthew Whalen
                                                  --------------------
                                              Name:  Matthew Whalen
                                              Title: President

                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
4.1              Pooling and Servicing Agreement among Merrill Lynch Mortgage Investors, Inc., as depositor, Cendant Mortgage Corporation, as servicer, and Wells Fargo
                 Bank, N.A., as trustee, dated as of July 1, 2004, for Merrill Lynch Mortgage
                 Investors Trust Series MLCC 2004-HB1 Mortgage Pass-Through Certificates.

99.1             Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2004, between
                 Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage
                 Investors, Inc., as Purchaser.